Subsequent events	9 Months Ended
Sep. 30, 2023
Subsequent events.
Subsequent events

8. Subsequent Events

Consistent with the Company’s variable dividend policy, the Board of Directors declared a cash dividend on November 7, 2023, of $0.16 per common share for the quarter ended September 30, 2023. The cash dividend of approximately $6.8 million will be paid on December 15, 2023, to all shareholders of record on November 30, 2023.